SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an
Amended and Restated Trust Agreement, dated as of January 23, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2002-HI1)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                        333-76246            41-1808858
--------                         ---------            ----------
(State or Other Jurisdiction    (Commission          (I.R.S. Employer
of Incorporation)               File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                           55437
----------------------                           -----
(Address of Principal                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000





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Item 5. Other Events.
        ------------

              The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2001 and for the periods ending March 31, 2001 and March 31, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 15, 2001); June 30, 2001 and for the periods ending June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. ( filed with the Securities and Exchange Commission on August 10,
2001), and September 30, 2001 for the periods ending September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the SEC on November 14, 2001), and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001, September 19, 2001 and October 22, 2001, as it related to Ambac Assurance, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

               (a)   Not applicable

               (b)   Not applicable

              (c)    Exhibits:

                     Item 601 (a) of
                     Regulation S-K
Exhibit No.          Exhibit No.         Description

1                    23                  Consent of KPMG LLP,
                                         independent auditors of
                                         Ambac Assurance Corporation
                                         and subsidiaries with respect
                                         to the Residential Funding
                                         Mortgage Securities II, Inc.
                                         Home Loan-Backed Notes,
                                         Series 2002-HI1.





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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.

                                             By:     /s/ Julie Steinhagen
                                             Name:   Julie Steinhagen
                                             Title:  Vice President

Dated: January 23, 2002





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                                     EXHIBIT INDEX

              Item 601 (a) of                                   Sequentially
Exhibit       Regulation S-K                                    Numbered
Number        Exhibit No.           Description                 Page
------        ----------            -----------                 ----

1             23                    Accountant's Consent





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                                    EXHIBIT I








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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-36244) of Residential Funding Mortgage Securities II, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated January 23, 2002, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.




New York, New York
January 23, 2002


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